NADG NNN OPERATING LP ABS-15G

Exhibit 99.1

kpmg LLP

Bay Adelaide Centre

333 Bay Street, Suite 4600

Toronto, ON M5H 2S5

Canada
Tel 416-777-8500
Fax 416-777-8818

INDEPENDENT ACCOUNTANTS’ REPORT ON
APPLYING AGREED-UPON PROCEDURES

Issuers set forth on Appendix A (collectivley referred to as “NADG NNN”)

Barclays Capital Inc.

(together with NADG NNN, the "Specified Parties")

We have performed the agreed-upon procedures enumerated in the attached Appendix B, which were agreed to by the Specified Parties, in connection with the proposed offering of Series 2019-1 Notes (the “Notes") by NADG NNN, solely to assist the Specified Parties with certain information pertaining to the properties and leases which we were informed are intended to be included as collateral in the offering of the Notes.

The agreed-upon procedures are summarized, along with our findings, in the attached Appendix B.

This agreed-upon procedures engagement was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

It should be understood that we have no responsibility for establishing, and did not establish, the scope and nature of the agreed-upon procedures enumerated in the attached Appendix B; rather, the agreed-upon procedures enumerated therein are those the Specified Parties asked us to perform. We make no representation regarding the appropriateness and sufficiency of the agreed-upon procedures either for the purpose for which this report has been requested or for any other purpose. Accordingly, we make no representations regarding questions of legal interpretation for your purposes of the procedures enumerated in the attached Appendix B.

We were not engaged to, and did not conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on any information set forth in the collateral pool and leases, related data files and any other information which was used in the performance of the procedures. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, an audit or a review, other matters might have come to light that would have been reported to you.

KPMG LLP is a Canadian limited liability partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity. KPMG Canada provides services to KPMG LLP.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

●	The term "compared" means compared to the information shown and found to be in agreement unless otherwise noted. Such compared information was deemed to be in agreement if the differences relate to the following:
i)	Punctuation, abbreviation, or truncation;
ii)	+ / - $25; or
iii)	+ / - 5 days.
●	The term "recomputed" means recalculated and compared the results to the information shown and found to be in agreement unless otherwise noted. Such recomputed information was deemed to be in agreement if the differences relate to the following:
i)	+ / - $25; or
ii)	+ / - 5 days.
●	The phrase “Data File” means the unaudited electronic data file provided to us by NADG NNN on November 8, 2019 containing information with respect to 146 rentable spaces and leases.
●	The phrase “Attribute” means the value or information contained within the respective field column header in the Data File.

We were instructed by NADG NNN to perform the agreed-upon procedures on each of the properties and leases in the Data File.

NADG NNN is responsible for the information in the Data File, related documents and any other information which was used in the performance of our procedures.

We were instructed by the Specified Parties to perform the agreed-upon procedures on all of the properties and lease in the Data File. Where more than one document was indicated in the agreed-upon procedures, we used the highest priority document that we could locate. The document priority is the order provided by the Specified Parties, which is summarized, where applicable, within each procedure listed in Attachment B, with the highest priority document listed first.

The agreed-upon procedures performed were applied based on the methodologies, assumptions and information set forth in the Data File and related files provided by NADG NNN, without verification or evaluation of such methodologies, assumptions and information by us; therefore we express no opinion or any other form of assurance regarding (1) the reasonableness of the methodologies, assumptions, or projected outcomes provided by the Specified Parties or herein; (2) the existence of the collateral pool and leases or as to the conformity of their respective characteristics with those assumed for the purposes of comparisons or computations described herein; (3) whether the actual payments on the collateral pool and leases will correspond to the payments calculated in accordance with the assumptions and methodologies set forth in the documents furnished to us by NADG NNN;

(4) the authenticity, reliability, integrity, completeness or accuracy of the data and documents furnished to us by NADG NNN which were used in our procedures; (5) the adequacy of the disclosures in the documents furnished to us by the Specified Parties or as to whether any of the statements expressed therein omit any material facts; or (6) the enforceability of any contractual provision in the documents furnished to us by NADG NNN or set forth therein.

The agreed-upon procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization ("NRSRO").

The agreed-upon procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Notes to stated underwriting or credit extension guidelines, standards, criteria or other requirements; (ii) the value of the collateral pool securing any such Notes being securitized; (iii) the compliance of the originator of the Notes with federal, provincial, and local laws and regulations; or (iv) any other factor or characteristic of the Notes that would be material to the likelihood that NADG NNN will pay interest and principal in accordance with the applicable terms and conditions of the Notes.

These agreed-upon procedures should not be taken to supplant any additional enquiries or procedures that you would undertake in your consideration of the proposed offering.

This report is intended solely for the information and use of the Specified Parties, each of whom has in writing agreed to the procedures and taken responsibility for the sufficiency of the agreed-upon procedures for its purposes, as described above. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report by law or regulation. NADG NNN has authorized us to provide a copy of our report to each of the Specified Parties. This report is not intended to be, and should not be, used by anyone other than the Specified Parties.

We disclaim any intention or obligation to update or revise the findings whether as a result of new information arising after the date we concluded our work on November 13, 2019 as noted, for any future events or otherwise.

/s/ KPMG LLP

Toronto, Canada

November 13, 2019

Appendix A ̶ Issuer Information

LP Name
NADG NNN 711 (FRE-VA) LP
NADG NNN AA (GA) LP
NADG NNN AA (IL) LP
NADG NNN AA (OH) LP
NADG NNN APP (SUR-AZ) LP
NADG NNN ARB (IL) LP
NADG NNN ARF (DEL-NJ) LP
NADG NNN ARF (LIN-NJ) LP
NADG NNN ARF (PHI-PA) LP
NADG NNN ASP-DEN (MN) LP
NADG NNN ATT-CB (IL) LP
NADG NNN ATT-SN (MO) LP
NADG NNN ATZ (MIL-NJ) LP
NADG NNN BISTRO (WEST CHESTER) LP
NADG NNN BK (VA) LP
NADG NNN BM (NM) LP
NADG NNN BNH (PHX-AZ) LP
NADG NNN BNH (SUN-AZ) LP
NADG NNN BOA (IL) LP
NADG NNN BOA (TX) LP
NADG NNN BOA (VA) LP (f/k/a: NADG NNN BOA-Wells (VA) LP)
NADG NNN BOA (WIN-NC) LP
NADG NNN BOB (NEW-OH) LP
NADG NNN BP (KY) LP
NADG NNN BP-MB (IL) LP
NADG NNN BWW (TX) LP
NADG NNN CB (AL) LP
NADG NNN CEC (GA) LP
NADG NNN CHL (IL) LP
NADG NNN CJR (OK) LP
NADG NNN CK (TN) LP
NADG NNN CMEX (IL) LP
NADG NNN CMEX (KS) LP
NADG NNN CMEX (TN) LP
NADG NNN C-MP (IL) LP
NADG NNN CPHARM (CHI) LP (f/k/a as NADG NNN CVS (CHI) LP)
NADG NNN CPHARM (DOU-PA) LP
NADG NNN CPHARM (MH-MI) LP

LP Name
NADG NNN CPHARM (RIV-GA) LP
NADG NNN DAIRY (NC) LP
NADG NNN DD-FS (NC) LP
NADG NNN DEN (IN) LP
NADG NNN DOLG (CAP-MD) LP
NADG NNN DOLG (LOG-GA) LP
NADG NNN DOLT (NEW-NJ) LP
NADG NNN EX (EW-NJ) LP
NADG NNN EX (NJ) LP
NADG NNN Fred (FL) LP
NADG NNN FRED (OH) LP
NADG NNN Friend (CT) LP
NADG NNN Friend (NY) LP
NADG NNN FS (OFP-MUR-TN) LP
NADG NNN FS (SCS-MUR-TN) LP
NADG NNN FS (SMY-TN) LP
NADG NNN GHR (GLE-NY) LP
NADG NNN Gulf Shores (ALA) LP
NADG NNN HND (CO) LP
NADG NNN Hoover (ALA) LP
NADG NNN HRB (MO) LP
NADG NNN HTRS (IL) LP
NADG NNN HTRS (IN) LP
NADG NNN HTRS (KY) LP
NADG NNN HTRS (OH) LP
NADG NNN IHP (IN) LP (f/k/a: NADG NNN GC (IN) LP)
NADG NNN IHP (MISH-IN) LP
NADG NNN IHP (NV) LP
NADG NNN IHP (TX) LP
NADG NNN IHP-TS (MI) LP (assumed Name in MI: NADG NNN IHP-TS (MI) Limited Partnership)
NADG NNN JDEL (SCH-IL) LP
NADG NNN LHSTEAK (VA) LP
NADG NNN LJS (KS) LP
NADG NNN Martinsville (VRIZN) LP
NADG NNN MCAD (FLOR-MO) LP
NADG NNN MCAD (SPRING-MO) LP
NADG NNN MILA (CHI-IL) LP
NADG NNN MILA (WIL-PA) LP
NADG NNN MP-MD (IN) LP
NADG NNN MSF (CHA-NC) LP

LP Name
NADG NNN MSF (MN) LP
NADG NNN Naperville LP
NADG NNN ORE (CHA-NC) LP
NADG NNN OTB (MO) LP
NADG NNN OTB (OK) LP
NADG NNN PB (MN) LP
NADG NNN PEXP (KS) LP
NADG NNN PH (LSV-KY) LP
NADG NNN PH (VA) LP
NADG NNN PNC (CHI) LP
NADG NNN PPP (OK) LP
NADG NNN QCC (AZ) LP
NADG NNN Raleigh LP
NADG NNN RAZZ (TX) LP
NADG NNN RC (MO) LP
NADG NNN RC Westworth Village LP
NADG NNN REDRO (WI) LP
NADG NNN RPB (LSV-KY) LP
NADG NNN RT (SC) LP
NADG NNN RT (TN) LP
NADG NNN Salt Lake City LP
NADG NNN SB (TN) LP
NADG NNN SB-Q (MI) LP (Assumed MI Name - NADG NNN SB-Q (MI) Limited Partnership)
NADG NNN SB-TM (IL) LP
NADG NNN SDI (ASLD-VA) LP
NADG NNN SDI (CHTR-VA) LP
NADG NNN SDI (MCSV-VA) LP
NADG NNN SDI-VIC (GA) LP
NADG NNN SDI-WHIT (GA) LP
NADG NNN SMOBO (OH) LP
NADG NNN SN (KS) LP
NADG NNN SNS (CO) LP
NADG NNN SP-TIMS (MN) LP
NADG NNN SSG (FARM-NY) LP
NADG NNN SSG (WAR-RI) LP
NADG NNN SSH (LA) LP
NADG NNN SW (MO) LP
NADG NNN T-5 (VA) LP
NADG NNN TB (MN) LP
NADG NNN TCE (OK) LP
NADG NNN Terre Haute (VRIZN) LP

LP Name
NADG NNN TP (TX) LP
NADG NNN TRH (IL) LP
NADG NNN UTM (GAL-TX) LP
NADG NNN VAL (MES-AZ) LP
NADG NNN VAL (TEM-AZ) LP
NADG NNN VRIZN (HAM-VA) LP
NADG NNN VRIZN (SNV-GA) LP
NADG NNN VRIZN (WIL-PA) LP
NADG NNN WAL (DUR-NC) LP
NADG NNN WAL (RIC-VA) LP
NADG NNN WALM (ROCH-NY) LP
NADG NNN WEN-GERM (TN) LP
NADG NNN WEN-MEM (TN) LP
NADG NNN WF (VA) LP
NADG NNN ZCW (OK) LP
NADG WMT 1347 Outparcel, LP

Appendix B ‒ Findings Report

	Data File Field (“Attribute”)	Procedure	Findings
1.	Tenant / Brand System

We compared the attribute to the corresponding information contained within the lease agreement or appraisal issued by the entity noted in the column titled “Appraisal Provider” in the Data File (“Appraisal”), as provided by NADG NNN, for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract or Appraisal, as provided by NADG NNN, for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File. As instructed by NADG NNN, to identify the brand system under which the tenant is operating, we:

(i)            Inspected the respective lease agreement, Appraisal or lease abstract identify a reference to brand system as: "dba,” "d/b/a,” "d.b.a.," and "doing business as"; or

(ii)           Inspected the "Permitted Use" clause within the respective lease agreement, Appraisal or lease abstract to identify a reference to brand system to be operated at the location by the tenant.

However, we make no comment on the accuracy of the brand system as stated in the lease agreement, Appraisal or lease abstract.

As instructed by Barclays Capital Inc., we have not reported differences relating to punctuation, abbreviation, or truncation. Examples of differences include the following:

i)             Punctuation: the lessee for property ID#92 contained in the column titled “Lessee / Guarantor” in the Data File is “Sprint Spectrum LP” and is noted as “Sprint Spectrum L.P.” within the lease agreement as provided by NADG NNN.

ii)            Abbreviation: the address for property ID#39 contained in the column titled Location “(Address, City, State, Zip Code)” in the Data File is “14016 Beach Blvd., Jacksonville, FL 32224” and is noted as “14016 Beach Boulevard, Jacksonville, FL 32224” within the lease agreement as provided by NADG NNN.

iii)           Truncation: the brand name for property ID#5 contained in the column titled “Tenant/Brand System” in the Data File is “Arby’s” and is noted as “Arby’s Roast Beef Restaurant” within the lease agreement as provided by NADG NNN.

No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
2.	Property ID

We compared the following attributes:

i.      "Property ID";

ii.      Single / Multi-Tenant";

iii.      "Corporate / Franchise";

iv.      "NADG Store Unit Level Sales";

v.      "Any claims / repairs total for such properties in each of last 3 years since fund inception?";

vi.      "Industry Type";

vii.      "Property Description (Demand Drivers)";

viii.      "Immediate Repairs Budget";

ix.      "Annual Replacement Reserve (per SF)";

x.      "Cost to Construct Improvements";

xi.      "Landlord's Unreimbursed Annual Expenses ($$) / Expected annual amount of expenses covered by property ";

xii.      "Expected Annual Inflation for Expenses covered by property manager";

xiii.      Payment status (current, delq30, delq60, delq90, delq120+)";

xiv.      "# of times delinquent since initial lease start date";

xv.      "Has tenant previously accepted this lease while in bankruptcy? [true/false]?";

xvi.      "Has tenant ever had a lease modification? [true/false]";

xvii.      "Is tenant currently in bankruptcy? [true/false]"; and

xviii.      “Lease expiration date”

to the corresponding information or values contained within an unaudited electronic data file labeled "Property Masterlist for Data Tape – FINAL 111019.xlsx” prepared by NADG NNN and received on November 10, 2019 with the exception of the “Property ID” for the properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File as these properties have no "Property ID.”

No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
3	Location (Address, City, State, Zip Code)

We compared the following attributes:

i)          "Location (Address, City, State, Zip Code)";

ii)         "Gas Station Yes / No";

iii)        "Appraisal Date";

iv)       "Appraisal Type";

v)        "Local Comparable Market Rent ($/sqft), if available";

vi)       "Source for local comparable market rent (appraisal report, other source)";

vii)      “Appraised Value As Is”

viii)     “Appraised Dark Value”

ix)       "Land square feet"; and

x)        “Land Value"

to the corresponding information or values contained within the Appraisal as provided by NADG NNN for each real estate property listed in the Data File, except for “Appraised Value As Is” and “Appraised Dark Value” for real estate properties listed as “multi-tenant” in the Data File.

We recalculated the values contained within the columns titled “Appraised Values As Is” and “Appraised Dark Value” for real estate properties identified as “Multi-tenant” in the Data File as follows:

a)       “Appraised Value As Is” is calculated as the product of total “Appraised Value As Is” from the Appraisal multiplied by the relative annualized rent calculated as tenant-specific “Annualized Rent (Second Most Recent NOI)” taken from the Data File divided by the sum of “Annualized Rent (Second Most Recent NOI)” taken from the Data File for both tenants in the property. NADG NNN has informed us that when the property does not have a tenant, the attribute is noted as “Vacant” in the Data File; Hence, we did not perform this procedure in respect of properties for which the attribute is noted as “0” in the Data File; and

b)       “Appraised Dark Value” as the product of total “Appraised Dark Value” from the Appraisal multiplied by the relative annualized rent calculated as tenant-specific “Annualized Rent (Second Most Recent NOI)” taken from the Data File divided by the sum of “Annualized Rent (Second Most Recent NOI)” taken from the Data File for both tenants in the property. NADG NNN has informed us that, when the Appraisal did not identify an “Appraised Dark Value,” the attribute is noted as “Not in appraisal” in the Data File; hence, we did not perform this procedure in respect of such properties. NADG NNN has informed us that, when the property does not have a tenant, the attribute is noted as “Vacant” in the Data File; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “Vacant” in the Data File.

No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
4.	Brand System

We compared the attribute to the corresponding information contained within the lease agreement or Appraisal, as provided by NADG NNN, for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract or Appraisal, as provided by NADG NNN, for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File. As instructed by NADG NNN, to identify the brand system under which the tenant is operating; we:

(i)            Inspected the respective lease agreement, Appraisal or lease abstract to identify a reference to brand system as: "dba,” "d/b/a,” "d.b.a." and "doing business as"; or

(ii)           Inspected the "Permitted Use" clause within the respective lease agreement, Appraisal or lease abstract to identify a reference to brand system to be operated at the location by the tenant.

However, we make no comment on the accuracy of the brand system as stated in the lease agreement, Appraisal or lease abstract.

No Findings noted.
5.	Lessee / Guarantor	We compared the attribute to the corresponding information contained within the lease agreement or Appraisal, as provided by NADG NNN, for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract or Appraisal for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File. As instructed by Barclay’s Capital Inc., if no “Guarantor” is noted in the lease agreement or Appraisal, the attribute is noted as the lessee. Hence, for such properties we have compared the attribute to the “lessee” noted within the lease agreement.	No Findings noted.
6.	Lessee / Guarantor Parent	We compared the attribute to a search result as shown on a Bloomberg terminal utilizing function "RELS" by searching the entity noted within the column titled "Lessee / Guarantor" in the Data File as an input.	No Findings noted.
7.	Private / Public Company	We compared the attribute to a search result as shown on a Bloomberg terminal utilizing function "RELS" by searching the entity noted within the column titled "Lessee / Guarantor Parent" in the Data File as an input. Barclays Capital Inc. has informed us that, when the entity noted within the column titled “Lessee / Guarantor Parent” is not found within Bloomberg Terminal, the attribute is noted as "Private”; hence we did not perform this procedure for properties which the attribute is noted as “Private” in the Data File.	No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
8	Corporate Guarantee or Corporate Entity on Lease

We compared the attribute to the existence of a corporate guarantee noted within the lease agreement. If no corporate guarantee was noted on the lease agreement, Barclays Capital Inc. has informed us that when the information contained within the column titled "Corporate / Franchisee" in the Data File is "Corporate,” the attribute is noted as "Yes"; hence we did not perform this procedure for properties which the attribute is noted as “Corporate” in the Data File.

However, we make no comment on the appropriateness of the “guarantee” as it may not have a standardized meaning and our procedure does not address the sufficiency or enforceability of any “guarantee.”

No Findings noted.
9	Coverage Ratio Type

As instructed by Barclays Capital Inc., the attribute is determined as follows:

i)            "Corporate FCCR" if the value in the column titled "FCCR" in the Data File is greater than nil;

ii)           "Unit Level Sales / Unit Rent" if there is no value in the column titled "FCCR" in the Data File and the value in the column titled "Unit Level Sales" in the Data File is greater than 0; or

iii)          "4-Wall FCCR" if the values in the columns titled "FCCR" and "Unit Level Sales" in the Data File are both greater than 0.

For properties listed as "Corporate FCCR" in the column titled “Coverage Ratio Type,” we observed the value in the column titled “FCCR” in the Data File to be greater than nil. For properties listed as “Unit Level Sales / Unit Rent,” we observed the value in the column titled "FCCR" in the Data File to be Nil and the value in the column titled "Unit Level Sales" in the Data File to be greater than 0. For properties listed as “4-Wall FCCR,” we observed the values in the columns titled "FCCR" and "Unit Level Sales" in the Data File to be both greater than 0.

Barclays Capital Inc. informed us that, when the value contained in the column titled “FCCR” in the Data File is 0 and the value contained in the column titled “NADG Store Unit Sales” is “Blank” or “New Store”, the attribute is noted as “N/A” in the Data File; hence we did not perform this procedure in respect of properties for which the attribute is noted as “N/A” in the Data File.

Barclays Capital Inc. informed us that, when the value contained in the column titled “FCCR” in the Data File and the value contained in the column titled “NADG Store Unit Sales” is “Vacant” in the Data File, the attribute is noted as “N/A”; hence we did not perform this procedure in respect of properties for which the attribute is noted as “Vacant” in the Data File.

However, we make no comment on the appropriateness of this categorization.

No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
10	FCCR

We were provided the attribute from NADG NNN for the following entities contained within the column titled “Lessee / Guarantor Parent” in the Data File: Driven Brands, LLC, HOA Holding’s, LLC, Moorehead Communications, Inc., Ramsell Dining, LLC, RMH Franchise Corporation, Scottsdale Road Carwash LP and Zips Car Wash, LLC.

For the properties noted as having an FCCR, we compared the attribute to the corresponding values contained within an unaudited electronic data file labeled "FCCR Calculations.xlsx” provided to us by Barclays Capital Inc. We compared the “EBIT,” “depreciation and amortization,” “rent,” “interest” and “principal” within the unaudited electronic data file labeled "FCCR Calculations.xlsx" to the following information contained with the audited financial statements provided to us by NADG NNN for the year ended December 31, 2018 of the entity noted in the column titled "Lessee / Guarantor Parent" in the Data File; except for Bojangles Inc. for which we compared to information contained in the unaudited financial statements of this entity for the period ended September 30, 2018 (collectively the “Financial Statements”):

i)             “EBIT,” “Depreciation and amortization,” “Interest” to the corresponding amount in the Financial Statements;

ii)            “Rent” to “occupancy expenses,” “operating lease expenses” or “rental expenses” noted within the Financial Statements; and

iii)           “Principal” to the sum of the cash flow activities related to debt from the statement of cash flows.

However, we make no comment on the appropriateness of the calculation or the inputs used including the classification of debt used in the statement of cash flows.

No Findings noted.
11	Brand Store Average Unit Volume

We compared the attribute to the corresponding information provided to us by Barclays Capital Inc. contained within:

i)            Piper Jaffray Restaurant Benchmark Analysis: 14th Annual Cookbook (July 2019, First Edition)
(“Piper Jaffray”); or

ii)           Techonomic Top 500 Chain restaurant Report 2018 (“Techonomic”).

Barclays Capital Inc. informed us that, when no value was identified by Piper Jaffray or Techonomic, the attribute is noted as “Blank” in the Data File; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “Blank” in the Data File.

No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
12	NADG Store Unit Sales / Brand Store Average Unit Volume	We recalculated the attribute as the output from the values contained within the column titled "NADG Store Unit Level Sales" divided by the values contained within the column titled "Brand Store Average Unit Volume,” both values taken from the Data File. Barclays Capital Inc. informed us that when the values contained within the columns titled "NADG Store Unit Level Sales" and "Brand Store Average Unit Volume" in the Data File are not greater than 0, the attribute is noted as “N/A”; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “N/A” in the Data File.	No Findings noted.
13	Unit Level Sales / Annual Rent Multiple	We recalculated the attribute as the output from the values contained within the column titled "NADG Store Unit Level Sales" divided by value contained within the column titled "Annual Rent Multiple,” both in the Data File. Barclays Capital Inc. informed us that when the value contained within the columns titled "NADG Store Unit Level Sales" and "Annualized Rent (Second Most Recent NOI)" in the Data File are not greater than 0, the attribute is noted as “N/A”; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “N/A” in the Data File.	No Findings noted.
14	Lease Type (Single location or master lease)

We compared the attribute to the corresponding information contained within the respective lease agreements, as provided by NADG NNN, for properties listed as "NADG" in the column titled "NADG/ARC trust" in the Data File. We compared the attribute to the corresponding information contained within the respective lease abstracts, as provided by NADG NNN, for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.

NADG NNN has informed us that, when the property has no tenant, the attribute is noted as "Vacant"; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “Vacant” in the Data File.

No Findings noted.
15	Lease Type	We observed the attribute to the corresponding information contained within the respective lease agreement provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We observed the attribute to the corresponding information contained within the lease abstract as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled “NADG/ARCTRUST” in the Data File. NADG NNN has informed us that, when the property has no tenant, the attribute is noted as "Vacant"; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “Vacant” in the Data File.	No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
16	Ground Lease	We compared the attribute to the corresponding information contained within the lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled “NADG/ARCTRUST" in the Data File.	No Findings noted.
17	NN/Ground Lease Netting Details	We compared the attribute to the corresponding information contained within an unaudited electronic data file labeled "Netting Details.xlsx” provided to us by NADG NNN on November 5, 2019. However, we make no comment on the appropriateness of the definitions used.	No Findings noted.
18	Warranty Information for NN Properties (NADG to provide)	For each real estate property and related lease labeled as "NN" within column "Lease Type” in the Data File, we compared the warranty expiration date to the date contained within a "Warranty Certificate” provided by NADG NNN. NADG NNN has informed us that, when no "Warranty Certificate" was received, the attribute is noted as "N/A”; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “N/A” in the Data File.	No Findings noted.
19	IG/Non-IG

As instructed by Barclays Capital Inc., if the ratings noted within the columns titled “S&P,” “Moody’s,” “Fitch” and “Kroll” in the Data File is BBB- (or Baa3) or below, the attribute is noted as "Non-IG” in the column titled “IG/Non-IG” in the Data File; otherwise, the attribute is noted as “IG” in the Data File. If no ratings were provided amongst “S&P,” “Moody’s,” “Fitch” and “Kroll,” the attribute is noted as “NR” in the Data File.

For each property listed as “IG” in the column titled “IG/Non-IG” in the Data File we observed the ratings in each of the columns “S&P,” “Moody’s,” “Fitch” and “Kroll” to see if they were all above BBB- (or Baa3). For each property listed as “Non-IG” in the column titled “IG/Non-IG” from the Data File, we observed the ratings in each of the columns “S&P,” “Moody’s,” “Fitch” and “Kroll” to see if they were all BBB- (or Baa3) or below. For each property listed as “NR” in the column titled “IG/Non-IG” from the Data File, we observed the ratings in the columns “S&P,” “Moody’s,” “Fitch” and “Kroll” were all equal to “NR.”

We make no comment on the appropriateness of the definition of “IG” or “Non-IG.” or the accuracy of the ratings as stated in the Data File.

No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
20	S&P, Moody’s, Fitch, and Kroll

We compared the attribute to a search result as shown on a Bloomberg terminal utilizing function “CRPR” by searching the entity noted within the column titled "Lessee / Guarantor Parent" in the Data File as an input during the 30 days period ended 11/12/2019. For properties for which the search result on Bloomberg terminal returned no result, we compared the attribute to the websites for all of the following rating agencies selected by Barclays Capital Inc.:

S&P https://www.standardandpoors.com/en_US/web/guest/home),

Moody’s (https://www.moodys.com/);

Fitch (https://www.fitchratings.com/site/home); or

Kroll (https://www.krollbondratings.com/).

Barclays Capital Inc. has informed us that, when ratings are not available in Bloomberg terminal and not reported by the selected rating agencies, the attribute is noted as "NR”; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “NR” in the Data File.

No Findings noted.
21	MSA

We compared the attribute to publicly available information obtained from the U.S. Department of Housing and Urban Development ("HUD") web-site (https://www.huduser.gov/portal/datasets/geotools.html). We used the following steps to compare the information noted in the column titled "MSA":

i)             Using the State as shown in column titled "Location (Address, City, State, Zip Code)" in the Data File and selecting it as the value on the HUD Web-site;

ii)            Then using the County as shown in the column titled "Location (Address, City, State, Zip Code)" in the Data File and selecting corresponding value from a dropdown list in the HUD Web-site; and

iii)           We compared the resulting metropolitan statistical area noted on HUD Web-site to the corresponding information shown in column titled "MSA" on the Data File.

No Findings noted.
22	NAICS Sector	We compared the attribute to the corresponding information available on NAICS web-site (https://www.naics.com/search-naics-codes-by-industry/) during the 30 day period ended November 1, 2019, using the value contained in the column titled “NAICS Sector code” in the Data File provided by Barclays Capital Inc.	No Findings noted.
23	NAICS Industry Codes	We observed the attribute within a list of “NAICS Industry Codes” available on NAICS web-site (https://www.naics.com/search-naics-codes-by-industry/) during the 30 day period ended November 1, 2019 using the value contained in the column titled “NAICS Sector” in the Data File.	No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
24	NAICS Industry	We compared the attribute to the corresponding information available on NAICS web site (https://www.naics.com/search-naics-codes-by-industry/) during the 30 day period ended November 1, 2019, using the value contained in the column titled “NAICS Industry Codes” in the Data File.	No Findings noted.
25	NAICS Industry Description	We compared the attribute to the corresponding information available on NAICS web site (https://www.naics.com/search-naics-codes-by-industry/) during the 30 day period ended November 1, 2019, using the information contained in the column titled “NAICS Industry” in the Data File.	No Findings noted.
26	Building Size (Sq. Ft.)	We compared the attribute to the corresponding information contained within a broker listing as provided by NADG NNN for properties listed as "Y" within the column titled "Ground Lease" in the Data File. For properties listed as "Multi-tenant" in the column titled "Single/Multi-tenant" in the Data File, we compared the attribute to the respective lease agreement as provided by NADG NNN. For all other properties, we compared the attribute to the corresponding information contained within the respective property survey as provided by NADG NNN.	No Findings noted.
27	Year Built	We compared the attribute to the corresponding information noted within the respective phase I environmental report provided by NADG NNN.	No Findings noted.
28	Year Renovated	We compared the attribute to the corresponding information contained within the respective Appraisal or broker listing provided by NADG NNN.	No Findings noted.
29	Purchase Price	We compared the attribute to the corresponding value contained within the executed settlement statement, buyer/seller disbursement statement or other related documents as provided by NADG NNN for each property listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding value contained within an unaudited schedule titled "Arc Trust - Purchase Price Allocation.xslx" provided by NADG NNN for each property listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.	No Findings noted.
30	Purchase Date	We compared the attribute to the corresponding information contained within the executed settlement statement, buyer/seller disbursement statement or other related documents as provided by NADG NNN for each property listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. NADG NNN has informed us that, for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST” in the Data File, the attribute is noted as “At Closing” in the Data File; hence we did not perform this procedures in respect for properties for which the attribute is noted as “At Closing” in the Data File.	No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
31	Ownership Length (Years)	We recalculated the "Ownership Length (Years)" as the difference between the dates noted under the columns titled "Cut-Off Date" and "Purchase Date" (where available) in the Data File, and dividing the result by 360. NADG NNN has informed us that when no "Purchase Date" is available, the attribute is noted as "Pending” in the Data File; Hence, we did not perform this procedure in respect of properties for which the attribute is noted as “Pending” in the Date File.	No Findings noted.
32	Lease Start Date	We compared the attribute to the corresponding information contained within the tenant summary or lease agreement, as provided by NADG NNN, for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract or lease agreement, as provided by NADG NNN, for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.	No Findings noted.
33	Current Lease Agreement Term

We compared the attribute to the corresponding information contained within the tenant summary or lease agreement, as provided by NADG NNN, for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract or lease agreement, as provided by NADG NNN, for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.

If the initial lease term was not explicitly stated in the tenant summary, lease abstract or lease agreement, we recalculated the attribute using inputs from the respective lease tenant summary, lease abstract or lease agreement.

No Findings noted.
34	Initial Term (Y/N)	We recalculated the attribute based on the information contained in the columns titled "Current Lease Agreement Term,” "Lease Start Date" and "Lease Expiration Date" all in the Data File as follows: if the difference between the values noted in the columns titled "Lease Expiration Date" and "Lease Start Date" from the Data File expressed in number of months, is lesser than the value noted in column titled "Current Lease Agreement Term” in the Data File, then the attribute is noted as "YES,” otherwise the attribute is noted as "NO.”	No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
35	# of times renewed

We compared the attribute to the corresponding information noted within the lease agreement as provided by NADG NNN as follows: if the value in the column titled "Initial Term? (Y/N)" from the Data File equals “yes,” than the attribute is noted
as "0.”

Otherwise, for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File:

i)             We identified the schedule of renewal options as per tenant summary provided by NADG NNN including total number of renewal options, renewal option start date and term for each renewal option;

ii)            We then identified sequential number of current renewal term in effect as of June 30, 2019 out of total number of renewal options as identified in i); and

iii)           We noted the sequential number of renewal option identified in ii) and total number of renewal options and term of the renewal option as identified in i) and compared to the corresponding information included in the column titled "# of times renewed” in the Data File.

NADG NNN informed us that, when the property had no tenant, the attribute is noted as "Vacant"; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “Vacant” in the Date File.

For properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File, we:

i)             Identified the schedule of renewal options as per lease abstract provided by NADG NNN including total number of renewal options, renewal option start date and term for each renewal option;

ii)            We then identified sequential number of current renewal term in effect as of June 30, 2019 out of total number of renewal options as identified in i); and

iii)           We noted the sequential number of renewal option identified in ii) and total number of renewal options and term of the renewal option as identified in i) and compared to the corresponding information included in the column titled "# of times renewed” in the Data File.

NADG NNN informed us that, when the property had no tenant, the attribute is noted as "Vacant"; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “Vacant” in the Date File.

No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
36	Total Lease Seasoning with Past Renewals (Years) - Calculated	We recalculated the attribute as the difference between the values contained in the columns titled "Lease Start Date" and "Cut-Off Date" in the Data File, and dividing the result by 360.	No Findings noted.
37	Roll Forward End Date	We recalculated the attribute as June 30, 2019 plus 12 months.	No Findings noted.
38	Increase Before Roll Forward End Date?	We observed the attribute using information contained within the columns titled "Next Step-Up Date" and "Roll Forward End Date" in the Data File. As instructed by Barclays Capital Inc. the attribute was noted as "TRUE" if the date in the column titled “Next Step-Up Date” in the Data File is earlier than the date noted in column titled “Roll Forward End Date” in the Data File, otherwise the attribute was noted as "FALSE.”	No Findings noted.
39	Number of Months at Escalated Rent

We recalculated the attribute based on the information contained in the columns titled “Increase Before Roll Forward End Date?” "Next Rent Increase Date?" and "Roll Forward End Date" in the Data File. As instructed by Barclays Capital Inc., if the value in column titled “Increase Before Roll Forward End Date” is noted as "TRUE,” calculated on DAYS360 basis as the difference between the values in the columns titled "Next Rent Increase Date" and "Roll Forward End Date,” then dividing the result by 30; otherwise if the value noted in the column titled “Increase Before Roll Forward End Date?” in the Data File is "FALSE,” we noted the attribute as “blank”; hence we have performed no other procedures for attributes containing “blank.” NADG NNN informed us that, when the property had no tenant, the attribute is noted as "Vacant"; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “Vacant” in the Date File

However, we make no comment on the appropriateness of the formula used.

No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
40	Most Recent NOI (12 month Forward NOI)

We recalculated the attribute by using function "IF" using the following formula and inputs as instructed to us by Barclays Capital Inc.:

i)             If the value in the column titled "Increase Before Roll Forward End Date" in the Data File equals "FALSE,” then the attribute equals the value contained within the column titled "Annualized Rent (Second Most Recent NOI)" in the Data File; and

ii)            If the value the column titled "Increase Before Roll Forward End Date" in the Data File equals "TRUE,” then the attribute equals the sum of the following:

o       the value contained in the column titled "Annualized Rent (Second Most Recent NOI)" in the Data File multiplied by the result of 12 months minus the value contained in the column titled "Number of Months at Escalated Rent" in the Data File, divided by 12; and

o       the value contained in the column titled "Escalated Annualized Rent" in the Data File multiplied by the value contained in the column titled "Number of Months at Escalated Rent" in the Data File divided by 12.

NADG NNN informed us that, when the property had no tenant, the attribute is noted as "Vacant"; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “Vacant” in the Date File.

However, we make no comment on the appropriateness on the formula used.

No Findings noted.
41	Total Lease Remaining Term Without Renewals (Years) – Calculated	We recalculated the attribute as the difference between June 30, 2019 and the date contained within the column titled "Lease Expiration" in the Data File, and dividing the result by 360.	No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
42	# Remaining Options

For properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File, we:

i)             Identified the schedule of renewal options as per tenant summary provided by NADG NNN including total number of renewal options, renewal option start date and term for each renewal option;

ii)            We then identified sequential number of current renewal term in effect as of June 30, 2019 out of total number of renewal options as identified in i); and

iii)           We calculated the difference between number of total renewal options identified in i) and sequential number of current renewal term in effect as of June 30, 2019 as identified in ii), and compared the resulting number to the corresponding information included in the column titled "# Remaining Options” in the Data File.

For properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File, we:

i)             Identified the schedule of renewal options as per lease abstract provided by NADG NNN including total number of renewal options, renewal option start date and term for each renewal option;

ii)            We then identified sequential number of current renewal term in effect as of June 30, 2019 out of total number of renewal options as identified in i); and

iii)           We calculated the difference between number of total renewal options identified in i) and sequential number of current renewal term in effect as of June 30, 2019 as identified in ii), and compared the resulting number to the corresponding information included in the column titled "# Remaining Options” in the Data File.

NADG NNN informed us that, when the property had no tenant, the attribute is noted as "Vacant"; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “Vacant” in the Date File.

No Findings noted.
43	Nearest Renewal Option (Date)

We recalculated the attribute as the output from the value noted in column titled "Lease Expiration" in the Data File less the value noted in column "Renewal Option Condition / Costs" in the Data File. As instructed by Barclays Capital Inc., when values contained within the column titled "Renewal Option Condition / Costs" in the Data File were stated in number of months, we calculated the difference between values noted in columns titled "Lease Expiration" and "Renewal Option Condition / Costs" in the Data File using function "EDATE.”

NADG NNN informed us that, when the property had no tenant, the attribute is noted as "Vacant"; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “Vacant” in the Date File.

No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
44	Renewal Option Terms	We compared the attribute to the corresponding information contained within the tenant summary or lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.	No Findings noted.
45	Renewal Option Conditions / Costs	We compared the attribute to the corresponding information contained within the tenant summary or lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.	No Findings noted.
46	Any rights of first offer/ negotiation/ refusal or purchase options (with description of applicable terms)	We compared the attribute to the corresponding information contained within the lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the as lease abstract or lease agreement provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.	No Findings noted.
47	Current Rent	We recalculated “Current Rent" as the result of dividing the value contained within the column titled "Annualized Rent (Second Most Recent NOI)" in the Data File by 12 months.	No Findings noted.
48	Annualized Rent (Second Most Recent NOI)

We compared the attribute to the corresponding information contained within the tenant summary or lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File. As instructed by NADG NNN, to identify the Annualized Rent, we:

i)             Inspected the respective tenant summary, lease agreement or tenant summary as provided by NADG NNN to identify a reference to annualized rent as: "annual rent" and "annual rate"; or

ii)            Where no "annual rent" or "annual rate" was provided, we recalculated this value as an output of multiplying by 12 the amount of "monthly rent" or "monthly rate" as referenced in the tenant summary, lease agreement or tenant summary as provided by NADG NNN.

No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
49	Rent PSF	We recalculated the attribute as the output of dividing the values contained in the columns titled "Annualized Rent (Second Most Recent NOI)" by the value in the column titled "Building Size,” both these data fields as noted in the Data File.	No Findings noted.
50	Lease Fixed/ Floating Flag	We observed the attribute to the corresponding information contained within the tenant summary or lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We observed the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File. As instructed by Barclays Capital Inc., a floating lease is defined as having a lease rate which does not contain a fixed lease component and is solely variable in nature. We make no comment on the appropriateness of the definition used.	No Findings noted.
51	If Floating Lease (spread, any floors / ceilings, adjustment date / frequency)	This procedure is N/A as the column titled "Lease Fixed/Floating Flag" in the Data File did not identify any floating leases.	Not applicable.
52	Rent structure (fixed amount, % of sales, other-describe mechanics)	We observed the attribute to the corresponding information contained within the tenant summary or lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We observed the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.	Not applicable.
53	Minimum Increase (# in $)	We observed the attribute to the corresponding information contained within the tenant summary or lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" from Data File. We observed the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File. Barclays Capital Inc. informed us that, when no such information was identified on the tenant summary, lease agreement or lease abstract the attribute is noted as "N/A"; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “N/A” in the Date File.	No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
54	Maximum Increase Yes / No flag	We observed the attribute to the corresponding information contained within the tenant summary or lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" from Data File. We observed the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File. As instructed by Barclays Capital Inc. informed us that, when no such information was identified in the tenant summary, lease agreement or lease abstract, the attribute is noted as "N/A"; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “N/A” in the Date File.	No Findings noted.
55	Anniversary Type

As instructed by NADG NNN, the "Anniversary Type" is based on the information contained within the column titled "Escalation Schedule" in the Data File as follows:

i)             Categorized as "Annually at lease anniversary" if the escalation occurs annually;

ii)             Categorized as "Annually at lease anniversary @ starting "X" year" if the escalation occurs annually but starting on the "n" year, where "n" is greater than 2;

iii)            Categorized as "N/A" or "None" if there are no escalations;

iv)        categorized as "Once starting in "x" year" if there is only one escalation in the lease term;

v)            Categorized as "Ground rent increases 10% every
5 years, improvement rent does not increase in base term. 10% increases every 5 years during options on total rent" based on information contained within lease agreement for property ID#75;

vi)           Categorized as "Upon X anniversary step-up" if escalation occurs on a set schedule but not annually;

vii)           Categorized as "Upon X anniversary step-up but with different %" if escalation occurs on a set schedule but not annually whereby the escalation varies during the lease term;

viii)          Categorized as "Upon exercise of 1st 10-year option" if the escalation occurs on exercise of the tenant's 1st 10-year lease rental option;

ix)           Categorized as "Upon exercise of 1st 3-year option" if the escalation occurs on exercise of the tenant's 1st 3-year lease renewal option;

x)            Categorized "Upon exercise of 1st 5-year option and with every 5-year renewal thereafter" if escalation occurs as described; and

xi)           Categorized "Upon exercise of 3rd 5-year option" based on information contained within lease agreement for property ID#93.

We observed the attribute based on information contained within the column titled "Escalation Schedule" in the Data File. However, we make no comment on the appropriateness of the categories used.

No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
56	Step-Up Type

As instructed by NADG NNN, the "Step-Up Type" is determined based on the information contained within the column titled "Escalation Schedule" in the Data File as follows:

i)             Categorized as "CPI" if increases are based only on CPI with no other metrics;

ii)            Categorized as "Fixed Amount" if the escalation amount is a constant amount occurring other than annually;

iii)           Categorized as "Fixed amount annual" if the escalation amount is a constant amount occurring annually;

iv)           Categorized as "Fixed amount PSF" if the escalation amount is based on a per square foot basis occurring annually or otherwise;

v)            Categorized as "N/A" if no escalations were identified;

vi)           Categorized as "Percentage" if the escalation was based on a percentage increase; or

vii)          Categorized as "lesser of 6.5% or 1.5x CPI" if the escalation was based on the lesser of 6.5% or
1.5x CPI.

We observed the attribute based on the information contained within the column titled "Escalation Schedule" in the Data File. However, we make no comment on the appropriateness of the categories used.

No Findings noted.
57	How Much	We compared or recalculated the attribute based on the difference in lease rates contained within the column titled “Escalation Schedule” in the Data File. As instructed by Barclays Capital Inc., CPI is assumed to be 1.8% which is used to calculate the attribute.	No Findings noted.
58	Frequency Since Lease Start Date (Days on DAYS360)	We recalculated the attribute as the frequency of the escalations, expressed in years, as noted in the column titled "Escalation Schedule" from the Data File, multiplied by 360 days.	No Findings noted.
59	Next Rent Increase Date	We compared the attribute based on the corresponding information contained within the tenant summary, lease agreement, tenant estoppel certificate as provided by NADG NNN or we recalculated the attribute as the sum of the frequency of the escalations schedule (expressed in years) taken from tenant summary, lease agreement as provided by NADG NNN and the rent commencement date taken from rent commencement letter and lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared or recalculated the attribute based on information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.	No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
60	Escalation Schedule	We compared or recalculated the attribute to the corresponding information contained within the tenant summary or lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared or recalculated the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.	No Findings noted.
61	Escalated Current Rent

As instructed by Barclays Capital Inc., we recalculated the attribute as follows:

i)             If the information in the column titled "Step up field" in the Data File equals "Percentage" or "CPI,” the attribute is the product of the value contained within the column titled "Current Rent" in the Data File multiplied by the sum of one plus the value contained within the column titled "How Much" in the Data File;

ii)            If the information in the column titled "Step up field" in the Data File equals "Fixed Amount Annual,” the attribute is arrived at by adding the value contained within the column titled "Current Rent" in the Data File plus and the value contained in the column titled "How Much" in the Data File, the resulting sum then divided by 12; and

iii)           If the column titled "Step up field" in the Data File equals "Fixed amount PSF,” the attribute is the sum of a) the value contained within the column titled "Current Rent" in the Data File; and b) the value contained within the column titled "How Much" in the Data File multiplied by the value contained in the column titled "Building Size" in the Data File divided by 12.

No Findings noted.
62	% Rent Increase	We recalculated the attribute as the result of subtracting the values contained within the columns titled "Escalated Current Rent" from the value contained in the column entitled "Current Rent" and dividing the result by "Current Rent,” both these data fields as noted in the Data File.	No Findings noted.
63	Escalated Annualized Rent	We recalculated the attribute as the output of value contained within the column titled "Escalated Current Rent" in the Data File multiplied by 12 months.	No Findings noted.
64	Escalated Rent PSF	We recalculated the attribute as the output of values contained within the columns titled "Escalated Annualized Rent" divided by "Building Size,” both these data fields as noted in the Data File.	No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
65	Management Fee %	As instructed by NADG NNN, triple net and double net leases bear a management fee of 2% and 3.5%, respectively. For each real estate property and related lease which has a value noted as "NNN" in the column titled "Lease Type" in the Data File, we compared the attribute to 2%. For each real estate property and related lease which has a value noted as "NN" in the column titled "Lease Type,” we compared the attribute to 3.5%.	No Findings noted.
66	Management Fee Amount	We recalculated the attribute by multiplying the values contained in the column titled "Annualized Rent (Second Most Recent NOI)" by the value contained in "Management Fee %,” both these data fields as noted in the Data File.	No Findings noted.
67	$0.10 PSF Cap Ex

We recalculated the attribute by multiplying the value contained in the column titled “Building Size" in the Data File by $0.10 per square foot.

However, we make no comment on the appropriateness of the usage of $0.10 per square feet used in the calculation.

No Findings noted.
68	Current "yield" of property (# in %)	We recalculated the attribute as the output of dividing the value contained in the column titled "Annualized Rent (Second Most Recent NOI)" divided by the value contained in the column titled "Purchase Price,” both these data fields as noted in the Data File.	No Findings noted.
69	Purchase Option Price	We compared the attribute to the corresponding information contained within the tenant summary or lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.	No Findings noted.
70	Engineering Property Condition Report Date	We compared the attribute to the corresponding information contained within the respective property condition report provided by NADG NNN.	No Findings noted.
71	Engineering / Property Condition Provider	We compared the attribute to the corresponding information contained within the respective property condition report provided by NADG NNN.	No Findings noted.
72	Flood Zone	We compared the attribute to the information contained within the Appraisal provided by NADG NNN, specifically the section within the Appraisal titled: "Special Hazards or Adverse Influences.” As instructed by NADG NNN, if the abovementioned paragraph contained the following conclusion "We observed no detrimental influences in the local market area, such as landfills, flood areas, noisy or air polluting industrial plants,
		or chemical factories,” the attribute is noted as "N,” otherwise noted as "Y.”	No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
73	Flood Insurance (if in flood zone) Yes/No

We observed the attribute in the column titled “Flood Insurance” in the Data File as a “Y” to the existence of a flood insurance policy certificate provided by NADG NNN. NADG NNN informed us that, when no flood insurance certificate was provided, the attribute is noted as "N/A" or “No”; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “N/A” or “No” in the Data File.

However, we make no comment on the appropriateness of the “Flood Insurance” as it may not have a standardized meaning and our procedure does not address the sufficiency or enforceability of any “Flood Insurance.”

No Findings noted.
74	Seismic Report Date

We compared the following attributes:

i)          "Seismic Report Date";

ii)         "Seismic Report Provider";

iii)        "Earthquake Zone";

iv)        “Probable Maximum Loss"; and

v)         “Earthquake Insurance (Y/N)"

to the corresponding information contained within the seismic report as provided by NADG NNN. NADG NNN informed us that, when a seismic report was not received, the attribute is noted as "N" or "N/A"; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “N/A” in the Data File. We make no representation as to the completeness of information provided by NADG NNN.

No Findings noted.
75	Property Taxes (NADG pays?)	We observed the attribute to the corresponding information contained within the lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We observed the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.	No Findings noted.
76	Insurance (NADG pays?)	We observed the attribute to the corresponding information contained within the lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We observed the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.	No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
77	2016, 2017, 2018, LTM NOI

We compared or recalculated the attribute contained within the columns "2016 NOI (rent),” “2017 NOI (rent),” “2018 NOI (rent)” and “LTM NOI (rent)" in the Data File as follows:

i)             We compared the attribute noted in the column titled “2018 NOI (rent)” in the Data File to the corresponding amount contained within an unaudited electronic data file tilted "2018-19 LTM.xlsx” as provided by
NADG NNN;

ii)            We compared the attribute noted in the column titled “2017 NOI (rent)” in the Data File to the corresponding amount contained within an unaudited electronic data file tilted"2017-18 LTM.xlsx” as provided by NADG NNN;

iii)           We compared the attribute noted in the column titled “2016 NOI (rent)” in the Data File to the corresponding amount contained within an unaudited electronic data file tilted"2016-17 LTM.xlsx” as provided by NADG NNN; and

iv)          We recalculated the attribute in the column titled “LTM NOI (rent)” in the Data File as the sum of the NOIs for the 6-month period ended June 30, 2019 and 6-month period ended December 31, 2018 contained within an unaudited electronic data file titled "2018-19 LTM.xlsx” as provided by NADG NNN.

No Findings noted.
78	Subleased	We compared the attribute to the corresponding information contained within the tenant summary or tenant estoppel certificate as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File.	No Findings noted.
79	Subtenant	NADG NNN informed us that, when the property is not subleased which is identified if the value in the column titled “Subleased” is “N” in the Data File, the attribute is noted as “N/A”; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “N/A” in the Date File. For each real estate property which has a value noted as "Y in the column titled "Subleased" in the Data File, we compared the attribute to the corresponding information contained within the Lease Agreement – Sublease as provided by NADG NNN.	No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
80	CPI Floor (escalations)	We compared the attribute to the corresponding information contained within the tenant summary or lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File. Barclays Capital Inc. informed us that, when the information contained within the column titled “Step-up Type” in the Data File did not identify a CPI factor having a floor, the attribute is noted as “N/A”; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “N/A” in the Date File.	No Findings noted.
81	CPI Cap (escalations)	We compared the attribute to the corresponding information contained within the tenant summary or lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We compared the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File. Barclays Capital Inc. informed us that, when the information contained within the column titled “Step-up Type” in the Data File did not identify a CPI factor having a cap, the attribute is noted as “N/A”; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “N/A” in the Date File.	No Findings noted.
82	Leverage Factor (CPI only) (escalations)

Barclays Capital Inc. informed us that, when the information contained within the column titled “Step-up Type” in the Data File did not contain CPI, the attribute is noted as “N/A”; hence we did not perform any other procedures. Barclays Capital Inc. informed us that, when the information in the column titled “Step-up Type” in the Data File is “CPI,” then if the corresponding information in the columns “CPI Floor (escalations)” and “CPI Cap (escalations)” indicates a floor or a cap, the attribute is also noted as “N/A.”

We observed the attribute to the corresponding information contained within the columns tilted “Step-up Type,” CPI Floor (escalations)” and “CPI Cap (escalations)” all in the Data File.

No Findings noted.

	Data File Field (“Attribute”)	Procedure	Findings
83	Renewal Rent Determination	We observed the attribute to the corresponding information contained within the tenant summary or lease agreement as provided by NADG NNN for properties listed as "NADG" in the column titled "NADG/ARCTRUST" in the Data File. We observed the attribute to the corresponding information contained within the lease abstract or lease agreement as provided by NADG NNN for properties listed as "ARCTRUST" in the column titled "NADG/ARCTRUST" in the Data File. NADG NNN informed us that, when the property had no tenant, the attribute is noted as "Vacant"; hence, we did not perform this procedure in respect of properties for which the attribute is noted as “Vacant” in the Date File.	No Findings noted.